UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

Ciber, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6363 South Fiddler's Green Circle, Suite 1400, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 220-0100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The Company is filing this Form 8-K/A solely to correct the EDGAR submission code.  The information contained in this Form 8-K/A is otherwise identical to the information contained in the Company’s original 8-K filing on April 29, 2014.

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2014, Ciber, Inc. (the “Company”) issued a press release relating to the Company’s earnings for the first quarter of 2014 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
In connection with the issuance of the Earnings Release, the Company is holding a public conference call and webcast today at 6:30 a.m. Mountain Time. Information regarding access to the conference call and webcast is set forth in the Earnings Release.
Item 9.01(d).  Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 29, 2014 Reporting First Quarter 2014 Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ciber, Inc.

Date: April 29, 2014	By:	/s/ Christian M. Mezger
Christian M. Mezger
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.    Description

99.1	Press Release dated April 29, 2014 Reporting First Quarter 2014 Results.

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